CERTIFICATION OF
                             CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Dean Branconnier, Chief Financial Officer of EAPI ENTERTAINMENT, INC. certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-KSB of EAPI ENTERTAINMENT, INC., for the year ended September 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of EAPI ENTERTAINMENT, INC


                                   By:
                                             /S/ Dean Branconnier
                                             ---------------------------
                                   Name:     Dean Branconnier

                                   Title:    Chief Financial Officer


                                   Date:     January 12, 2005


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